Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending:  June 30, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. Michael Poss                                  President
---------------------------------------              -------------------------
Original Signature of responsible party                         Title


   J. Michael Poss                                   July  23, 2003
---------------------------------------              -------------------------
   Printed name of responsible Party                            Date

Preparer:


/s/ J. Michael Poss                                  President
---------------------------------------              -------------------------
Original Signature of responsible party                         Title


   J. Michael Poss                                   July  23, 2003
---------------------------------------              -------------------------
Printed name of responsible Party                               Date

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 1
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE         MONTH        MONTH        MONTH
ASSETS                                                     AMOUNT          Apr 2003    June 2003    Jun 2003
      ---------------------------------------------------------------------------------------------------------------
      1  UNRESTRICTED CASH
      ---------------------------------------------------------------------------------------------------------
      2  RESTRICTED CASH
      ---------------------------------------------------------------------------------------------------------
      3  TOTAL CASH *                                                0.00        0.00         0.00        0.00
      ---------------------------------------------------------------------------------------------------------
      4  ACCOUNTS RECEIVABLE (NET)                             168,189.60  280,807.68   312,245.54  301,037.58
      ---------------------------------------------------------------------------------------------------------
      5  INVENTORY
      ---------------------------------------------------------------------------------------------------------
      6  NOTES RECEIVABLE
      ---------------------------------------------------------------------------------------------------------
      7  PREPAID EXPENSES                                                      103.74        51.91        0.04
      ---------------------------------------------------------------------------------------------------------
      8  OTHER (ATTACH LIST)
      ---------------------------------------------------------------------------------------------------------
      9  TOTAL CURRENT ASSETS                                  168,189.60  280,911.42   312,297.45  301,037.62
      ---------------------------------------------------------------------------------------------------------
      10 PROPERTY PLANT & EQUIPMENT
      ---------------------------------------------------------------------------------------------------------
      11 LESS: ACCUMULATED DEPRECIATION / DEPLETION
      ---------------------------------------------------------------------------------------------------------
      12 NET PROPERTY PLANT EQUIPMENT                                            0.00         0.00        0.00
      ---------------------------------------------------------------------------------------------------------
      13 DUE FROM INSIDERS
      ---------------------------------------------------------------------------------------------------------
      14 OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
      ---------------------------------------------------------------------------------------------------------
      15 OTHER (ATTACH LIST)
        See ACCRUAL BASIS - 1 Page 2 of 2                            0.00        0.00         0.00        0.00
      ---------------------------------------------------------------------------------------------------------
      16 TOTAL ASSETS                                          168,189.60  280,911.42   312,297.45  301,037.62
      ---------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------
      17 ACCOUNTS PAYABLE
      ---------------------------------------------------------------------------------------------------------
      18 TAXES PAYABLE
      ---------------------------------------------------------------------------------------------------------
      19 NOTES PAYABLE
      ---------------------------------------------------------------------------------------------------------
      20 PROFESSIONAL FEES
      ---------------------------------------------------------------------------------------------------------
      21 SECURED DEBT
      ---------------------------------------------------------------------------------------------------------
      22 OTHER (ATTACH LIST)
      ---------------------------------------------------------------------------------------------------------
      23 TOTAL POSTPETITION LIABILITIES                                          0.00         0.00        0.00
      ---------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ---------------------------------------------------------------------------------------------------------
      24 SECURED DEBT
      ---------------------------------------------------------------------------------------------------------
      25 PRIORITY DEBT                                          77,224.50   77,224.58   113,919.51  113,919.51
      ---------------------------------------------------------------------------------------------------------
      26 UNSECURED DEBT                                        474,963.31  395,422.05   424,316.11  353,874.03
      ---------------------------------------------------------------------------------------------------------
      27 OTHER (ATTACH LIST)
      ---------------------------------------------------------------------------------------------------------
      28 TOTAL PREPETITION LIABILITIES                         552,187.81  472,646.63   538,235.62  467,793.54
      ---------------------------------------------------------------------------------------------------------
      29 TOTAL LIABILITIES                                     552,187.81  472,646.63   538,235.62  467,793.54
      ---------------------------------------------------------------------------------------------------------
      EQUITY
      ---------------------------------------------------------------------------------------------------------
      30 PREPETITION OWNERS EQUITY                                        (279,335.73) (279,335.73)(279,335.73)
      ---------------------------------------------------------------------------------------------------------
      31 POST PETITION CUMULATIVE PROFIT OR (LOSS)                          87,600.52   127,442.85  178,816.64
      ---------------------------------------------------------------------------------------------------------
      32 DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                                  (74,045.29) (66,236.83)
      ---------------------------------------------------------------------------------------------------------
      33 TOTAL EQUITY                                                     (191,735.21) (225,938.17)(166,755.92)
      ---------------------------------------------------------------------------------------------------------
      34 TOTAL LIABILITIES & OWNERS EQUITY                                 280,911.42   312,297.45  301,037.62
      ---------------------------------------------------------------------------------------------------------

 DIRECT CHARGES TO EQUITY - Line 32 **
      Offset to adjustment that shows the cash of Debtor combined
        with the cash of Debtor's sister company                                              June 2003     Jun 2003
         Lifeline Home Health Services, Inc. (Case # 02-47981-DML)                            (74,045.29) (66,236.83)

** The entry described on this line is not actually an adjustment to Equity. This line item represents a temporary adjustment to the financial statements of Debtor to give effect to the fact that the cash of Debtor is combined with the cash of Debtor's sister company' Lifeline Home Health Services, Inc (Case #02-47981-DML) subject to the cash collateral agreement with respect to that entity .

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the total cash of the two companies is reported on the balance sheet of Lifeline Home Health Services, Inc.

------------------------------------------------
                                                  Monthly Operating Report

------------------------------------------------
CASE NAME:        THE PHOENIX GROUP CORPORATION   ACCRUAL BASIS - 1
------------------------------------------------
                                                  Page 2 of 2
------------------------------------------------
CASE NUMBER:     02-47107-DML
------------------------------------------------


                                                          SCHEDULE    Mar. 2003
Intercompany receivable
Security deposits
Utility deposits
Advance payment to Medline
Advance payment to Staples
     Total                                                0.00         0.00        0.00         0.00

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 2
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                          MONTH           MONTH          MONTH         QUARTER
REVENUES                                                Apr 2003      June 2003       Jun 2003        TOTAL
-----------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                     133,598.95     134,342.05     136,646.11     404,587.11
-----------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                        133,598.95     134,342.05     136,646.11     404,587.11
-----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------
4     MATERIAL
-----------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR                                        75,403.79      83,323.09      77,988.14     236,715.02
-----------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD                            75,403.79      83,323.09      77,988.14     236,715.02
-----------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                        58,195.16      51,018.96      58,657.97     167,872.09
-----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION                                                                        0.00
-----------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING                                                                                 0.00
-----------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE                             9,748.56      11,346.63       7,544.48      28,639.67
-----------------------------------------------------------------------------------------------------------------
12    RENT & LEASE                                                                                          0.00
-----------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)                                      0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                             9,748.56      11,346.63       7,544.48      28,639.67
-----------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE      48,446.60      39,672.33      51,113.49     139,232.42
-----------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME                                                  170.00         260.30
-----------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
-----------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE                                                                                      0.00
-----------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION                                                                              0.00
-----------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
-----------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)                                                                                   0.00
-----------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                               0.00         170.00         260.30         430.30
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES                                                                                     0.00
-----------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES                            0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------
27    INCOME TAX
-----------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                   48,446.60      39,842.33      51,373.79     139,662.72
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Note:
-----------------------------------------------------------------------------------------------------------------
   Consolidated Net Income for Lifeline Entities
                     June 2003

Note: When the net income of Debtor is consolidated with the net loss of the sister corporation of Debtor (Lifeline Home Health
Services, Inc.), the consolidated net loss of the the debtors is $43,721.58 for the month ofJune 2003.

      Net Income for Lifeline Managed Home Care, Inc. (03-42389-DML) for April 2003    $51,373.79

      Net Loss for Lifeline Home Health Services, Inc. (02-47981-DML) for April 2003   (83,563.91)
                                                                                       -----------

         Consolidated Net Income forJune 2003                                         ($32,190.12)


-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           Note: This page is not included in the MOR for Managed Care                  Monthly Operating Report
----------------------------------------------------------------------------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.                                  ACCRUAL BASIS - 2
                                                                                        Page 2 of 2
----------------------------------------------------------------------------------------------------------------------
      CASE NUMBER:     02-47981-DML
----------------------------------------------------------------------------------------------------------------------
                                                               Jan. 2003      Feb. 2003      Mar. 2003
      Line 13 Other
           Telephone
           Penalties
           Professional liability insurance
           Bank charges
           Answering service
           Office supplies
           Repairs and maintenance
           Utilities
           Postage
           Miscellaneous expense
           Computer software and supplies
           Auto insurance
           Consultants
           Equipment Rent/Lease
           Property taxes
           Dues and subscriptions
           Emploee recruitment
           Continuing education
              Total Other Operating Disbursements                   0.00           0.00           0.00


      Note to March Income Statement

          Several adjustments were made to the Income Statement for the month of March 2003. These adjustments relate to expense items that were booked during January and February of 2003 that either (1) were erroneously booked or (2) should not have been booked due to the bankruptcy proccedings. Rather than restating the January and February Monthly
          Operating Reports, the net result of the adjustments were booked during this month.

          The schedule below reverses these adjustments in order to present a normalized view of the results of the operations of Lifeline Home
          Health Services, Inc. for the month of March 2003

           Net Income per Income Statement for March 2003                                    51,373.79

           Reverse rent expense for the Phoenix Group
             Corporation that was incorrectly booked
             to Lifeline Home Health Services, Inc.:
                December 2002                                                 (5,871.00)
                January 2003                                                 (10,549.00)
                February 2003                                                (10,549.00)
                                                                                            (26,969.00)

           Add back rent expense booked for December and January that has been forgiven by landlord

                December 2002                                                  5,322.00

                January 2003                                                   9,559.00
                                                                                             14,881.00

           Reverse interest expense related to Bank One note
               that should not have been accrued
              during bankruptcy proceedings

                January 2003                                                  (7,450.82)
                February 2003                                                 (6,626.03)
                                                                                            (14,076.85)

           Net Income as Revised for March for Lifeline Home Health Services, Inc.           25,208.94

           Net Inomce for March for Lifeline Managed Home Care, Inc. (
                see separate Monthly Operating Report)                                       39,153.92

           Net Income as Revised for March for Lifeline Home Health Services, Inc.
                and Lifeline Managed Home Care, Inc.                                         64,362.86


                                                        Monthly OperaReport
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 3
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                            MONTH       MONTH       MONTH      QUARTER
DISBURSEMENTS *                                                                                  TOTAL
--------------------------------------------------------------------------------------------------------------------
1           CASH - BEGINNING OF MONTH
--------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
2           CASH SALES
--------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
3           PREPETITION
--------------------------------------------------------------------------------------------------------------------
4           POSTPETITION
--------------------------------------------------------------------------------------------------------------------
5           TOTAL OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
6           LOANS & ADVANCES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
7           SALE OF ASSETS
--------------------------------------------------------------------------------------------------------------------
8           OTHER (ATTACH LIST)--  COBRA Payments
--------------------------------------------------------------------------------------------------------------------
9           NON OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
10          TOTAL RECEIPTS
--------------------------------------------------------------------------------------------------------------------
11          TOTAL CASH AVAILABLE
--------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
12          NET PAYROLL
--------------------------------------------------------------------------------------------------------------------
13          PAYROLL TAXES PAID
--------------------------------------------------------------------------------------------------------------------
14          SALES, USE & OTHER TAXES PAID
--------------------------------------------------------------------------------------------------------------------
15          SECURED / RENTAL/ LEASES
--------------------------------------------------------------------------------------------------------------------
16          UTILITIES
--------------------------------------------------------------------------------------------------------------------
17          INSURANCE
--------------------------------------------------------------------------------------------------------------------
18          INVENTORY PURCHASES
--------------------------------------------------------------------------------------------------------------------
19          VEHICLE EXPENSES
--------------------------------------------------------------------------------------------------------------------
20          TRAVEL
--------------------------------------------------------------------------------------------------------------------
21          ENTERTAINMENT
--------------------------------------------------------------------------------------------------------------------
22          REPAIRS & MAINTENANCE
--------------------------------------------------------------------------------------------------------------------
23          SUPPLIES
--------------------------------------------------------------------------------------------------------------------
24          ADVERTISING
--------------------------------------------------------------------------------------------------------------------
25          OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
26          TOTAL OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
27          PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
28          U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
29          OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
30          TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
31          TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
32          NET CASH FLOW
--------------------------------------------------------------------------------------------------------------------
33          CASH - END OF MONTH
--------------------------------------------------------------------------------------------------------------------

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the cash receipts and disbursements are reported in the Monthly Operating Report of Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 4
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT            Apr 2003               June 2003               Jun 2003
---------------------------------------------------------------------------------------------------------------------------
    1      0 - 30                                                 175,687.63              175,687.63            103,125.71
---------------------------------------------------------------------------------------------------------------------------
    2      31 - 60                                                  8,050.75                8,050.75             66,815.19
---------------------------------------------------------------------------------------------------------------------------
    3      61 - 90                                                  6,067.44                6,067.44             16,052.57
---------------------------------------------------------------------------------------------------------------------------
    4      91+                                                    122,439.72              122,439.72            120,283.57
---------------------------------------------------------------------------------------------------------------------------
    5      TOTAL ACCOUNTS RECEIVABLE           168,189.60         312,245.54              312,245.54            306,277.04
---------------------------------------------------------------------------------------------------------------------------
    6      AMOUNT CONSIDERED UNCOLLECTIBLE                          (7)
---------------------------------------------------------------------------------------------------------------------------
    7      ACCOUNTS RECEIVABLE (NET)           168,189.60         312,245.54              312,245.54           306,277.04
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                                       MONTH:  JUNE 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                0 - 30              31 - 60              61 - 90           91+
------------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLES                                  DAYS                DAYS                 DAYS            DAYS         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
    1      FEDERAL                               None                None                 None          77,224.58    77,224.58
------------------------------------------------------------------------------------------------------------------------------------
    2      STATE
------------------------------------------------------------------------------------------------------------------------------------
    3      LOCAL
------------------------------------------------------------------------------------------------------------------------------------
    4      OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
    5      TOTAL TAXES PAYABLE                   None                None                 None          77,224.58    77,224.58
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    6      ACCOUNTS PAYABLE                      None                None                 None            None          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                MONTH:  JUNE 2003
------------------------------------------------------------------------------------------------------------------------------------
           FEDERAL                     BEGINNING TAX LIABILITY *  AMOUNT WITHHELD
                                                                  AND / OR ACCRUED        AMOUNT PAID       ENDING TAX LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
    1      WITHHOLDING **  (1)                   None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    2      FICA-EMPLOYEE **  (1)                 None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    3      FICA-EMPLOYER **  (1)                 None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    4      UNEMPLOYMENT  (1)                     None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    5      INCOME  (2)                           None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    6      OTHER (ATTACH LIST)                   None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    7      TOTAL FEDERAL TAXES                   None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
------------------------------------------------------------------------------------------------------------------------------------
    8      WITHHOLDING                           None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    9      SALES  (3)                            None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    10     EXCISE  (4)                           None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    11     UNEMPLOYMENT  (1)                     None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    12     REAL PROPERTY  (5)                    None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    13     PERSONAL PROPERTY (6)                 None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    14     OTHER (ATTACH LIST)                   None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    15     TOTAL STATE & LOCAL                   None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------
    16     TOTAL TAXES                           None                  None                    None                 None
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit

(1) As of February 28, 2003, the employees of Debtor were transferred to the payroll of Debtor's sister company, Lifeline Home Health Services, Inc.

     For purposes of matching expenses against revenue, the salary that is allocable to the revenue earned by Debtor have been allocated back to Debtor.

     However, the employer portion of FICA and Medicare with respect to these allocated salaries is reported as an expense by Lifeline Home Health
     Services, Inc.

     Therefore, there are no (and there will be no) post-petition federal withholding taxes for Debtor.

(2)  Debtor  files a  consolidated  IRS Form 1120 with its  parent,  The Phoenix
     Group  Corporation.  For the calendar year ending  December 31, 2001 (filed
     9-15-02), the consolidated group reports a net operating loss carryforward of $48,302,006.

(3)  Debtor's activities are not subject to state sales taxes.

(4)  Debtor's activities are not subject to excise taxes.

(5)  Debtor owns no real property.

(6)  Debtor owns no personal property.

(7) At the petition date, March 7, 2003, a total of $131,739.90 was deemed to be uncollectible. This amount was reported in Schedule B of the bankruptcy schedules.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 5
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                  MONTH:  June 1, 2003   MONTH:  June 1, 2003   MONTH:  June 1, 2003
                                                  thru  June 30, 2003    thru  June 30, 2003    thru  June 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS *                                  ACCOUNT #1           ACCOUNT #2              ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------------
A   BANK:
------------------------------------------------------------------------------------------------------------------------------------
B   ACCOUNT NUMBER:                                                                                                           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C   PURPOSE: (TYPE)
------------------------------------------------------------------------------------------------------------------------------------
1   BALANCE PER BANK STATEMENT                                                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
2   ADD: TOTAL DEPOSITS NOT CREDITED                                                                                           0.00
------------------------------------------------------------------------------------------------------------------------------------
3   SUBTRACT: OUTSTANDING CHECKS                                                                                               0.00
------------------------------------------------------------------------------------------------------------------------------------
4   OTHER RECONCILING ITEMS
------------------------------------------------------------------------------------------------------------------------------------
5   MONTH END BALANCE PER BOOKS                                                                                                0.00
------------------------------------------------------------------------------------------------------------------------------------
6   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DATE OF      TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER:                                                              PURCHASE   INSTRUMENT     PRICE     VALUE
------------------------------------------------------------------------------------------------------------------------------------
7    [None]
------------------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------------------
9
------------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT                                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the total cash of the two companies is reported on the balance sheet of Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 6
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

-------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------

                                                        MONTH:  June 2003

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                              INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TYPE OF                 TOTAL PAID TO
            NAME                                                                               PAYMENT   AMOUNT PAID       DATE
------------------------------------------------------------------------------------------------------------------------------------
1    J. Michael Poss                                                                           [None]       **             **
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6    TOTAL PAYMENTS TO INSIDERS                                                                                            0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    DATE OF COURT
                                                                        ORDER                                               TOTAL
                                                                     AUTHORIZING     AMOUNT                  TOTAL PAID   INCURRED &
            NAME                                                       PAYMENT      APPROVED   AMOUNT PAID     TO DATE     UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1    Simon, Warner & Doby, LLP                                                                   10,000.00    10,000.00    10,000.00
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6                                                                                                10,000.00    10,000.00    10,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

------------------------------------------------------------------------------------------------------------------------------------
                        Postpetition status of secured notes, leases payable and adequate protection payments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SCHEDULED
                                                                                            MONTHLY      AMOUNTS PAID   TOTAL UNPAID
      NAME OF CREDITOR                                                                    PAYMENTS DUE   DURING MONTH   POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
1 [None]
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6 TOTAL
------------------------------------------------------------------------------------------------------------------------------------

** J. Michael Poss is the president of Debtor. He is also the president of Debtor's sister company, Lifeline Managed Home Care, Inc. (02-47981-DML).

     Mr. Poss receives no compensation from Debtor. His compensation is paid by Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 7
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

                                                        MONTH:   June 2003

------------------------------------------------------------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
------------------------------------------------------------------------------------------------------------------------------------
1    Have any assets been sold or transferred outside the normal course of business this reporting period?                       X
------------------------------------------------------------------------------------------------------------------------------------
2    Have any funds been disbursed from any account other than a debtor in possession account? (See explanation below)           X
------------------------------------------------------------------------------------------------------------------------------------
3    Are any post petition receivables (accounts, notes, or loans) due from related parties?                                     X
------------------------------------------------------------------------------------------------------------------------------------
4    Have any payments been made on petition liabilities this reporting period?                                                  X
------------------------------------------------------------------------------------------------------------------------------------
5    Have any postpetition loans been received by the debtor from any party?                                                     X
------------------------------------------------------------------------------------------------------------------------------------
6    Are any postpetition payroll taxes due?                                                                                     X
------------------------------------------------------------------------------------------------------------------------------------
7    Are any postpetition state or federal income taxes past due?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
8    Are any postpetition real estate taxes past due?                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
9    Are any other postpetition taxes past due?                                                                                  X
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10   Are any amounts owed to postpetition creditors delinquent?                                                                  X
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11   Have any prepetition taxes been paid during the reporting period?                                                           X
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12   Are any wage payments past due?                                                                                             X
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

If the answer to any of the above any of the above questions is "yes" provide a detailed explanation of each item. Attach additional sheets if necessary.

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Insurance
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                                                                                                                           YES   NO
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
1    Are workers compensation, general liability, and other necessary insurance coverage's in effect?
     See explanation below
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2    Are all premium payments paid current?                                                                                X
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3    Please itemize policies below
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

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Insurance: Item #2 - Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------
                    INSTALLMENT PAYMENTS
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                                                                                                                   Payment Amount &
Type of Policy                                                                    Carrier       Period Covered         Frequency
------------------------------------------------------------------------------------------------------------------------------------
   General liability and professional liability                                 Chicago Insurance   7/16/2002 to
                                                                                Companies            7/16/2003
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   Casualty insurance for tangible assets                                       [Debtor has no tangible assets]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Workers compensation insurance and unemployment insurance                    None
------------------------------------------------------------------------------------------------------------------------------------